AMSOUTH FUNDS

                               AmSouth Growth Fund
                                 Class A Shares
                                 Class B Shares
                                  Trust Shares

                         SUPPLEMENT DATED MARCH 26, 2002
                      TO PROSPECTUS DATED DECEMBER 1, 2001

PROPOSED MERGER

      At meetings held on December 18, 2001, and March 19, 2002, the AmSouth Funds board of trustees ("Trustees") approved the submission to shareholders of AmSouth Growth Fund ("Growth Fund") of a Plan of Reorganization and Termination under which that fund would transfer its assets to AmSouth Capital Growth Fund ("Capital Growth Fund") in exchange for Capital Growth Fund's shares and its assumption of Growth Fund's liabilities (the "proposed merger"). Growth Fund shareholders must approve the proposed merger before it can be effected.

      The proposed merger will be submitted to Growth Fund shareholders for their approval at a meeting to be held on May 31, 2002 ("Meeting"). Growth Fund shareholders of record as of April 12, 2002, will receive proxy materials explaining the proposed merger and will be entitled to vote at the Meeting. If approved, the proposed merger is expected to become effective on or about June 14, 2002. If Growth Fund shareholders approve the proposed merger, they will receive shares of Capital Growth Fund in exchange for their shares in Growth Fund, and Growth Fund will cease operations.

      The proposed merger was proposed by AmSouth Investment Management Company, LLC and unanimously approved by the Trustees as in the best interests of Growth Fund shareholders.

      The proposed merger is expected to be a tax-free transaction, which means that neither fund will recognize any gain or loss and Growth Fund shareholders will not recognize any gain or loss on their receipt of Capital Growth Fund shares. More information about the proposed merger will be provided to Growth Fund shareholders of record as of April 12, 2002, in proxy solicitation materials that will be mailed on or about April 30, 2002.

      You may continue to buy and redeem Growth Fund shares and to exchange your Growth Fund Class A, Class B, and Trust shares for shares of the corresponding class of other AmSouth Funds until the Meeting. When you redeem or exchange your Growth Fund shares, you will be subject to federal income tax on any gain you realize. If Growth Fund shareholders approve the proposed merger, Growth Fund

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expects to close to new  purchases  and exchange  purchases  approximately  five business days prior to the date on which the merger is effected.


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